UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2006

CHINA WORLD TRADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-26119
(Commission File Number)

87-0629754
(I.R.S. Employer Identification No.)

3rd Floor, Goldlion Digital Network Center
138 Tiyu Road East, Tianhe
Guangzhou, The PRC 510620
(Address of Principal Executive Offices) (Zip Code)

 011-8620-28860608
(Registrant's Telephone Number, Including Area Code)

_____________________________________________
Former Name or Former Address, if changed since last report

This Current Report on Form 8-K is filed by China World Trade Corporation, a Nevada corporation (the “Registrant”), in connection with the items described below.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 23, 2006, Zhong Yi (Hong Kong) C.P.A. Company Limited (“Zhong Yi”) resigned as the independent registered public accounting firm for the Registrant. Zhong Yi had been engaged on February 16, 2006 as the independent registered public accounting firm to audit the consolidated financial statements of the Registrant for the year ended December 31, 2005. Zhong Yi was not credentialed to practice accounting before the U.S. Securities and Exchange Commission, but it had an application to be admitted pending with the Commission since November of 2005. Zhong Yi determined that it may not be credentialed in time and may not be able to finish and submit its audit report to the Commission in connection with the filing of the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 2005. As a result, Zhong Yi chose to resign in order to give the Registrant an opportunity to engage a credentialed auditing firm. The draft report of Zhong Yi on the audited consolidated financial statements for the past fiscal year contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant's ability to continue as a "going concern." Zhong Yi’s tender of resignation was approved unanimously by the Board of Directors.

      In connection with the audit for the most recent fiscal year and in connection with Zhong Yi’s review of the subsequent interim periods through March 23, 2006, there have been no disagreements between the Registrant and Zhong Yi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Zhong Yi, would have caused Zhong Yi to make reference thereto in its report on the Registrant’s financial statements for the last fiscal year.

The Registrant has made the contents of this Form 8-K filing available to Zhong Yi and requested it to furnish a letter to the Securities and Exchange Commission as to whether Zhong Yi agrees or disagrees with, or wishes to clarify Registrant’s expression of its views. A copy of Zhong Yi’s letter to the SEC is included as an exhibit to this filing.

      On March 23, 2006, the Registrant engaged Child, Van Wagoner & Bradshaw, PLLC as its independent registered public accounting firm. The Registrant had not consulted with Child, Van Wagoner & Bradshaw, PLLC regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16.1	Letter from Zhong Yi (Hong Kong) C.P.A. Company Limited to the Securities and Exchange Commission dated March 30, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

China World Trade Corporation

DATED: March 29, 2006	By:	/s/ Chi Ming Chan
Chi Ming Chan Chief Executive Officer

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